UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 31, 2012

II-VI Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

0-16195	25-1214948
(Commission File Number)	(IRS Employer Identification No.)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania	16056
(Address of Principal Executive Offices)	(Zip Code)

(724) 352-4455

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information contained in Items 2.01 and 2.03 below is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 1, 2012, II-VI Incorporated, a Pennsylvania corporation (“II-VI”), executed a Merger Agreement (the “Merger Agreement”) by and among II-VI, Monarch Acquisition Co., a Delaware corporation and wholly owned subsidiary of II-VI (“Merger Sub” and, together with II-VI, the “Buyer Parties”), M Cubed Technologies, Inc., a Delaware corporation (“M Cubed”), and MMMT Representative, LLC, a Delaware limited liability company, as stockholder representative (the “Stockholder Representative”), pursuant to which Merger Sub was merged with and into M Cubed (the “Merger”), with M Cubed Technologies, Inc. surviving the Merger and continuing as a wholly owned subsidiary of II-VI. The Merger Agreement was approved by the board of directors of II-VI and by the Stockholder Representative. The initial consideration paid by II-VI in connection with the Merger was $71.35 million (the “Merger Consideration”), subject to a potential post-closing working capital adjustment, which could increase the Merger Consideration by up to $2.5 million. At the effective time of the Merger, each share of capital stock and each stock option of M Cubed issued and outstanding immediately prior to the effective time was cancelled and converted into the right to receive an amount in cash as described in the Merger Agreement.

II-VI and M Cubed each provided customary and reciprocal representations, warranties and covenants in the Merger Agreement. As a condition to the Merger Agreement, II-VI and the former stockholders of M Cubed have also agreed to certain indemnification provisions for the benefit of the other party.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated by reference.

The Merger Agreement has been included solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business or operational information about II-VI, M Cubed or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement are made solely for purposes of the agreement and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of II-VI, M Cubed or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger

Agreement, which subsequent information may or may not be fully reflected in public disclosures.

II-VI has determined that financial statements of M Cubed and pro forma financial information giving effect to the Merger are not required and, therefore, are not included in this Current Report on Form 8-K and will not be provided.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On October 31, 2012, II-VI increased the aggregate commitments under its existing $50.0 million unsecured credit facility (the “Credit Facility”) with PNC Bank, National Association from $50.0 million to $80.0 million by exercising the accordion feature of the Credit Agreement by and among II-VI, the Guarantors party thereto, the Banks party thereto and PNC Bank, National Association, as agent, dated as of June 15, 2011 (the “Credit Agreement”). Except as described above, the Credit Agreement continues pursuant to its existing terms and conditions.

The foregoing description is summary in nature and is qualified in its entirety by reference to the Amended and Restated Revolving Credit Note by and among II-VI Incorporated and the Guarantors Party Hereto and PNC Bank, National Association, as Agent, dated as of October 31, 2012, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated by reference.

Item 7.01	Regulation FD Disclosure.

On November 1, 2012, II-VI issued a press release entitled, “II-VI Incorporated Announces Acquisition of M Cubed Technologies, Inc.; Expansion of Credit Facility.” The press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Also on November 1, 2012, II-VI issued a slideshow presentation entitled, “II-VI Incorporated Acquisition of M Cubed Technologies, Inc.”. The full text of the Company’s slideshow presentation is being filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

2.1	Merger Agreement, dated as of November 1, 2012, by and among II-VI Incorporated, Monarch Acquisition Co., M Cubed Technologies, Inc. and MMMT Representative, LLC, as the stockholder representative (the “Merger Agreement”). Schedules to the Merger Agreement identified in the Table of Contents to the Merger Agreement are not being filed but will be furnished supplementally to the Securities and Exchange Commission upon request.

10.1	First Amended and Restated Revolving Credit Note by and among II-VI Incorporated and the Guarantors Party Hereto and PNC Bank, National Association, as Agent dated as of October 31, 2012.

99.1	Press Release dated November 1, 2012.

99.2	Slide Show Presentation dated November 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

II-VI INCORPORATED
(Registrant)

Date: November 1, 2012	By:	/s/ Francis J. Kramer
Francis J. Kramer
President and Chief Executive Officer

Date: November 1, 2012	By:	/s/ Craig A. Creaturo
Craig A. Creaturo
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Merger Agreement, dated as of November 1, 2012, by and among II-VI Incorporated, Monarch Acquisition Co., M Cubed Technologies, Inc. and MMMT Representative, LLC, as the stockholder representative (the “Merger Agreement”). Schedules to the Merger Agreement identified in the Table of Contents to the Merger Agreement are not being filed but will be furnished supplementally to the Securities and Exchange Commission upon request.

10.1	First Amended and Restated Revolving Credit Note by and among II-VI Incorporated and the Guarantors Party Hereto and PNC Bank, National Association, as Agent dated as of October 31, 2012.

99.1	Press Release dated November 1, 2012.

99.2	Slide Show Presentation dated November 1, 2012.